UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 3, 2011
(Date of earliest event reported)
Gas Natural Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-34585	27-3003768
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of principal executive offices)	(Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9

Item 1.01	Entry into a Material Definitive Agreement
On May 3, 2011, Gas Natural Inc. (“Gas Natural”) and its Ohio subsidiaries completed an $18.3 million refinancing transaction with Sun Life Assurance Company of Canada (“Sun Life”). Gas Natural’s Ohio regulated utilities, Orwell Natural Gas Company (“Orwell”), Northeast Ohio Natural Gas Corp. (“NEO”) and Brainard Gas Corp. (“Brainard,” and together with Orwell and NEO, the “Ohio Utilities”), issued a fixed rate note to Sun Life in the amount of $15.3 million, guaranteed by Gas Natural and its non-regulated Ohio subsidiaries (the “Fixed Rate Note”). Great Plains Natural Gas Company, one of Gas Natural’s non-regulated Ohio subsidiaries (“Great Plains”), issued a $3.0 million floating rate note that is guaranteed by the other non-regulated Ohio subsidiaries and by Gas Natural (the “Floating Rate Note,” and together with the Fixed Rate Note, the “Notes”). The Fixed Rate Note will bear interest at an annual rate of 5.38%, compounded semi-annually. The Fixed Rate Note will mature on June 1, 2017 and requires monthly interest payments with the principal due at maturity. The Floating Rate Note will bear interest at the annual rate of 3-month LIBOR plus 3.85% and requires quarterly interest payments with the principal due at maturity three years after closing. The annual interest rate applicable at closing was 4.12%.
The Notes are collateralized by a security interest in the assets of the Ohio subsidiaries under a security agreement (the “Security Agreement”). The Notes are also collateralized by Gas Natural’s pledge of all of the shares of capital stock of its direct Ohio subsidiaries and pledges by two of those direct subsidiaries of all of the shares of capital stock of Orwell and NEO respectively (the “Pledge Agreement”). The Notes are further collateralized by mortgages on real properties owned by NEO and by Spelman Pipeline Holdings, LLC (“Spelman”), a non-regulated subsidiary that holds recently acquired pipeline assets located in Ohio and Kentucky.
The refinancing transaction began in November 2010 when Gas Natural and certain of its subsidiaries entered into note purchase agreements with Sun Life (the “Fixed Rate NPA” and the “Floating Rate NPA”). At closing, each of the note purchase agreements was amended (the “Amendments”). The Amendments added Spelman and two of Gas Natural’s other non-regulated Ohio subsidiaries, Kidron Pipeline, LLC and Gas Natural Service Company, LLC, as guarantors of the notes and pledgors of assets. The Amendments also implemented debt reserve fund accounts for each of the Notes and removed Richard M. Osborne, individually and as Trustee of the Richard M. Osborne Trust, as a guarantor of the Notes. Mr. Osborne is our chairman, chief executive officer and largest shareholder. The proceeds of the notes were used, among other things, to fund $3.4 million in capital expenditures for 2011 and to repay $9.4 million of debt incurred by three of the Ohio subsidiaries under a credit facility with Citizens Bank, N.A. The Ohio Utilities obtained the approval of the Public Utility Commission of Ohio to close the transaction.
The Fixed Rate NPA requires that Gas Natural and its subsidiaries maintain, on a consolidated basis, an interest coverage ratio of at least 2.0 to 1.0, measured quarterly on a trailing four quarter basis. The agreement generally defines the interest coverage ratio as the ratio of EBIT to gross interest expense, determined in accordance with GAAP. The interest coverage ratio is measured with respect to Gas Natural and its Ohio subsidiaries on a consolidated basis, and also with respect to Gas Natural, the Ohio subsidiaries and Gas Natural’s other subsidiaries in Montana, Maine and North Carolina, on a consolidated basis. The agreement also requires that Gas Natural and its subsidiaries not permit indebtedness to exceed 60% of capitalization at any time. Like the interest coverage ratio, the ratio of debt to capitalization is measured on a consolidated basis for Gas Natural and the Ohio subsidiaries, and again on a consolidated basis with respect to Gas Natural and all of its subsidiaries.
Additionally, cash dividends may be paid by the Ohio subsidiaries to their respective parent companies only if (i) the aggregate amount of all such dividends and any distributions, redemptions and repurchases for the fiscal year do not exceed sixty percent (60%) of net income of the Ohio subsidiaries (determined on a consolidated basis and in accordance with GAAP), and (ii) there exists no other event of default at the time the dividend is paid.
The Fixed Rate NPA also contains other customary loan covenants and default provisions, such as failing to make any interest payment within five days of when due, failing to comply with a financial covenant, breaching a representation or warranty in any material respect or defaulting on debt owed to other creditors. An event of default, if not cured or not subject to cure, would require Gas Natural and each of the Ohio subsidiaries to immediately pay the outstanding principal balance of the Fixed Rate Note as well as any and all interest and other payments due. An event of default would also entitle Sun Life to exercise certain rights with respect to collateral that secures the indebtedness incurred under the Fixed Rate Note. The Floating Rate NPA contains loan covenants and default provisions substantially similar to those of the Fixed Rate NPA.
The foregoing summaries of the terms of these documents do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached hereto, which are incorporated herein by reference. The Fixed Rate NPA, Floating Rate NPA, Amendments, Notes, Security Agreement, Pledge Agreement and a Form of Mortgage are filed as Exhibits 10.1 through 10.9 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosures set forth under Item 1.01 of this current report on Form 8-K are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
10.1	Note Purchase Agreement, dated November 1, 2010, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company and Richard M. Osborne, as Trustee of the Richard M. Osborne under Restated Trust Agreement of January 13, 1995. Exhibit 10.1 to Gas Natural Inc.’s Current Report on Form 8-K filed November 2, 2010 is incorporated by reference herein.

10.2	Note Purchase Agreement, dated November 1, 2010, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Lightning Pipeline Company, Inc. and Great Plains Natural Gas Company. Exhibit 10.2 to Gas Natural Inc.’s Current Report on Form 8-K filed November 2, 2010 is incorporated by reference herein.

10.3*	First Amendment and Joinder to Fixed Rate Note Purchase Agreement, dated May 3, 2011, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC and Gas Natural Service Company, LLC.

Exhibit No.	Description
10.4*	First Amendment and Joinder to Floating Rate Note Purchase Agreement, dated May 3, 2011, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC and Gas Natural Service Company, LLC.

10.5*	5.38% Senior Secured Guaranteed Note, dated May 3, 2011, from Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp. and Brainard Gas Corp. to Sun Life Assurance Company of Canada.

10.6*	Floating Rate Senior Secured Guaranteed Note, dated May 3, 2011, by Great Plains Natural Gas Company to Sun Life Assurance Company of Canada.

10.7*	Security Agreement, dated May 3, 2011, by and among Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC, Gas Natural Service Company, LLC and Sun Life Assurance Company of Canada.

10.8*	Pledge Agreement, dated May 3, 2011, by and among Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC, Gas Natural Service Company, LLC and Sun Life Assurance Company of Canada.

10.9*	Form of Mortgage, dated May 3, 2011, in favor of Sun Life.

*     Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.
By:	/s/ Thomas J. Smith
	Name:	Thomas J. Smith
	Title:	Vice President and Chief Financial Officer

Dated: May 5, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Note Purchase Agreement, dated November 1, 2010, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company and Richard M. Osborne, as Trustee of the Richard M. Osborne under Restated Trust Agreement of January 13, 1995. Exhibit 10.1 to Gas Natural Inc.’s Current Report on Form 8-K filed November 2, 2010 is incorporated by reference herein.

10.2	Note Purchase Agreement, dated November 1, 2010, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Lightning Pipeline Company, Inc. and Great Plains Natural Gas Company. Exhibit 10.2 to Gas Natural Inc.’s Current Report on Form 8-K filed November 2, 2010 is incorporated by reference herein.

10.3*	First Amendment and Joinder to Fixed Rate Note Purchase Agreement, dated May 3, 2011, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC and Gas Natural Service Company, LLC.

10.4*	First Amendment and Joinder to Floating Rate Note Purchase Agreement, dated May 3, 2011, by and among Sun Life Assurance Company of Canada, Gas Natural Inc., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC and Gas Natural Service Company, LLC.

10.5*	5.38% Senior Secured Guaranteed Note, dated May 3, 2011, from Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp. and Brainard Gas Corp. to Sun Life Assurance Company of Canada.

10.6*	Floating Rate Senior Secured Guaranteed Note, dated May 3, 2011, by Great Plains Natural Gas Company to Sun Life Assurance Company of Canada.

10.7*	Security Agreement, dated May 3, 2011, by and among Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC, Gas Natural Service Company, LLC and Sun Life Assurance Company of Canada.

10.8*	Pledge Agreement, dated May 3, 2011, by and among Gas Natural Inc., Orwell Natural Gas Company, Northeast Ohio Natural Gas Corp., Brainard Gas Corp., Lightning Pipeline Company, Inc., Great Plains Natural Gas Company, Kidron Pipeline, LLC, Spelman Pipeline Holdings, LLC, Gas Natural Service Company, LLC and Sun Life Assurance Company of Canada.

10.9*	Form of Mortgage, dated May 3, 2011, in favor of Sun Life.

*     Filed herewith.